UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2010 (June 30, 2010)

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4808 Moorland Lane, Suite 109, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 576-1186

1600 Tysons Blvd., Suite 1150, McLean, Virginia 22102
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 30, 2010, Israel Growth Partners Acquisition Corp. (the “Company”) issued 1,400,000 shares of common stock (the “Shares”), par value $0.0001 per share (“Common Stock”), to Moorland Land Partners, LLC (“Moorland”), at a price of $0.01 per share or $14,000 in the aggregate, pursuant to an agreement between FI Investment Group, LLC (“FIIG”) and Moorland, dated June 30, 2010 (the “Agreement”).  The Shares were issued in a private placement not involving a public offering under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.  The Company has not engaged in general solicitation or advertising with regard to the issuance of the Shares and has not offered securities to the public in connection with this issuance.

Item 5.01	Changes in Control of Registrant

As disclosed in Item 3.02 above, which is incorporated herein by reference, on June 30, 2010, pursuant to the Agreement, Moorland acquired 1,400,000 shares of Common Stock, which represented 56.8% of Common Stock outstanding immediately following the issuance of the Shares.  The purchase price of $14,000 was paid from the capital contributions made in Moorland.

Pursuant to the Agreement, FIIG agreed to cause a designee of Moorland (the “Designee”) to be appointed to the Board of Director of the Company (the “Board”) to fill the seat of a newly created directorship and secure the resignation of the Company’s current sole director so that the Designee would serve as the sole director of the Company.  During the time that the Designee serves on the Board, Moorland has agreed to fund, or arrange for the funding of, the payment of all expenses that the Company incurs to remain a public reporting company with non-convertible debt funding for one year.  Accordingly, effective June 30, 2010, Craig Samuels, the Designee, became the sole member of the Board, and J. Patrick McMahon resigned from the Board.

As a result of the issuance of the Shares and the appointment of the Designee of Moorland to the Board pursuant to the Agreement, a change in control of the Company has occurred.  As of the date hereof, Moorland, and Craig Samuels and Mitchell Metzman, members of Moorland, may be deemed to be the beneficial owner of the Shares, which represents approximately 56.8% of Common Stock outstanding.   Moorland and Messrs Samuels and Metzman may be deemed to have shared power to vote or direct the votes of, and/or shared power to dispose or direct the disposition of, all of the Shares.  Prior to the issuance of the Shares, FIIG owned 50.2% of Common Stock outstanding.

The Agreement provides certain call rights for FIIG to purchase all Moorland’s securities in the Company, which rights are exercisable upon notice (i) if Moorland determines to abandon the objective of consummating a business combination with a target operating company (a “Combination”) through the Company or (ii) if within two years from the purchase of the Shares, Moorland has not caused the Company to raise at least $250,000 of additional capital through the issuance of debt and/or equity securities or to consummate a Combination.

The Company was a "shell company", as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) prior to the change of control. In  accordance with  paragraph  (8) of Item 5.01 of Form 8-K,  the Company is required to provide the information that would be required if the Company were filing a registration statement on Form 10 under the Exchange  Act,  provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including  the required disclosure in this Form 8-K. The following Form 10 information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

Form 10 Item	Description	Filing Where Information Included
Item 1	Business	Form 10-K filed on December 2, 2009
Item 1A	Risk Factors	Form 10-K filed on December 2, 2009, as updated by Forms 10-Q filed on December 15, 2009, March 17, 2010 and June 14, 2010.
Item 2	Financial Information	Form 10-K filed on December 2, 2009, as updated by Forms 10-Q filed on December 15, 2009, March 17, 2010 and June 14, 2010.
Item 3	Properties	Provided below in this Current Report of Form 8-K.
Item 4	Security Ownership of Certain Beneficial Owners and Management	Provided below in this Current Report on Form 8-K.
Item 5	Directors and Executive Officers	Provided Item 5.02 below in this Current Report on Form 8-K.
Item 6	Executive Compensation	Form 10-K filed on December 2, 2009.
Item 7	Certain Relationships and Related Transactions, and Director Independence	Form 10-K filed on December 2, 2009.
Item 8	Legal Proceedings	Form 10-K filed on December 2, 2009.
Item 9	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	Provided below in this Current Report of Form 8-K.
Item 10	Recent Sale of Unregistered Securities	Provided Item 5.02 below in this Current Report on Form 8-K.
Item 11	Description of Registrants’ Securities to the Registered	Form 10-K filed on December 2, 2009.
Item 12	Indemnification of Directors and Officers	Provided below in this Current Report on Form 8-K.
Item 13	Financial Statements and Supplementary Data	Form 10-K annual report filed on December 2, 2009, as updated by Forms 10-Q filed on December 15, 2009, March 17, 2010 and June 14, 2010.
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Form 8-K filed on June 18, 2009.
Item 15	Financial Statements and Exhibits	Form 10-K filed on December 2, 2009.

Item 3.  Properties

We do not own any material property.  Our sole office is located at 4808 Moorland Lane, Bethesda, Maryland 20814, and is presently provided free of charge by Moorland Land Partners, LLC, one of our stockholders.  We consider our current office space adequate for our current operations.

Item 4.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock on July 2, 2010, by (1) each director and named executive officer of our Company, (2) all directors and named executive officers of our Company as a group, and (3) each person known by us to own more than 5% of our common stock.  Applicable percentage ownership in the following table is based on 2,465,100 shares of common stock outstanding as of July 2, 2010.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after July 2, 2010, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the persons below is c/o Moorland Lane Partners, LLC, 4808 Moorland Lane, Suite 109, Bethesda, Maryland 20814.

	Number of
	Shares	Percentage of
	Beneficially	Outstanding
	Owned	Shares

Executive Officers and Directors
Craig Samuels (1)	1,400,000	56.8%
Mitchell Metzman (1)	1,400,000	56.8%
All executive officers and directors as a group (2 person) (1)	1,400,000	56.8%
Other 5% Stockholders
Moorland Lane Partners, LLC (1)	1,400,000	56.8%
FI Investment Group, LLC (2)	534,300	21.7%

——————
(1)
Includes 1,400,000 shares of common stock owned by Moorland Lane Partners, LLC (“Moorland”).  Each of Messrs Samuels and Metzman is a manager and member of Moorland.  Accordingly, each of Messrs Samuels and Metzman may be deemed to beneficially own 1,400,000 shares of common stock and disclaims beneficial ownership of all such shares, except to the extent of their respective pecuniary interest therein.

(2)
Based on information contained in a Schedule 13D filed by FI Investment Group, LLC and Frank Islam on August 6, 2008.  FI Investment Group, LLC and Frank Islam share voting and dispositive power with respect to 534,300 shares of our common stock.  Frank Islam is the principal of FI Investment Group, LLC.  The address for Mr. Islam and FI Investment Group, LLC is c/o FI Investment Group, LLC, 1600 Tysons Blvd., Suite 1150, McLean, Virginia 22102.

Item 9.  Market Price of Dividends on The Registrant’s Common Equity and Related Stockholder Matters.

Following our initial public offering in July 2006, our Series A units, Series B units, common stock, Class B common stock, Class W warrants and Class Z warrants were listed on the Over-the-Counter bulletin board under the symbols IGPAU, IGPBU, IGPAA, IGPAB, IGPAW and IGPAZ, respectively.

Our Class B common stock ceased trading on the Over-the-Counter bulletin board and was cancelled and converted into a right to receive approximately $5.40 per share from our trust fund on February 17, 2009. As a result of the cancellation of the Class B common stock, our Series B units were mandatorily separated from their associated Class W warrants and then cancelled on February 17, 2009.  Our Series A units, common stock, Class W warrants and Class Z warrants now trade on the Over-the-Counter bulletin board under the symbols IGPAU, IGPAA, IGPAW and IGPAZ, respectively.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low closing sale prices of our securities as reported on the Over-the-Counter bulletin board in US dollars. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions.

	Common Stock		Class W Warrants		Class Z Warrants		Series A Units
	High	Low	High	High	High	High	High	High
2007
Third Quarter	1.85	1.32	0.20	0.15	0.50	0.30	6.53	5.42
Fourth Quarter	1.60	0.80	0.15	0.06	0.30	0.15	5.55	2.75

2008
First Quarter	1.01	0.60	0.18	0.04	0.20	0.13	3.50	2.00
Second Quarter	0.60	0.18	0.05	0.01	0.14	0.01	2.00	0.62
Third Quarter	1.47	0.24	0.10	0.01	0.13	0.01	3.60	0.60
Fourth Quarter	5.00	0.75	0.01	0.002	0.04	0.01	4.00	1.05

2009
First Quarter	5.00	5.00	0.002	0.0007	0.01	0.01	1.05	1.05
Second Quarter	5.00	5.00	0.0007	0.0001	0.01	0.01	1.05	1.05
Third Quarter	5.00	5.00	0.0001	0.0001	0.01	0.01	1.05	0.11
Fourth Quarter	0.30	0.05	0.0001	0.0001	N/A	N/A	0.11	0.10

2010
First Quarter	N/A	N/A	0.0001	0.0001	N/A	N/A	N/A	N/A

The trading of our securities, especially our Class W and Class Z warrants, is limited, and therefore there may not be deemed to be an established public trading market under guidelines set forth by the SEC.  As of July 2, 2010, there were 3 stockholders of record of our common stock, 11 holders of record of our Class W warrants, 9 holders of record of our Class Z warrants, and 1 holder of record of our Series A units. Such numbers do not include beneficial owners holding shares, units or warrants through nominee names.

Dividends

We have not paid any dividends on our units or our common stock to date and do not intend to pay dividends.

Item 12.  Indemnification of Directors and Officers

Section 102 of the Delaware General Corporation Law (the “DGCL”) permits a corporation to eliminate the personal liability of its directors or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Second Amended and Restated Certificate of Incorporation provides that no director of our company will be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as director, except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the provision of our Second Amended and Restated Certificate of Incorporation providing for the foregoing indemnification by our stockholders will not adversely affect any right or protection of a director of our company with respect to events occurring prior to the time of such repeal or modification.

Section 145 of the DGCL provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he or she is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Our Third Amended and Restated Certificate of Incorporation provides that we, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, will indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification under the Third Amended and Restated Certificate of Incorporation will be paid by us in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he is not entitled to be indemnified by us as authorized by the Third Amended and Restated Certificate of Incorporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Reference is made to the disclosure set forth under Item 5.01 of this Current Report on Form 8-K with respect to the resignation of Mr. McMahon from the Board and appointment of Mr. Samuels as the sole director, which is incorporated herein by reference.

Effective as of June 30, 2010, J. Patrick McMahon was removed from his positions as the Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer of the Company.

(c)           Effective as of June 30, 2010, the Board has appointed Craig Samuels to serve as the President and Chief Executive Officer of the Company and Mitchell Metzman to serve as the Chief Financial Officer and Secretary of the Company.

Prior to joining the Company, Craig Samuels, 39, was a private investor and entrepreneur specialized in micro-cap investing focusing on emerging markets such as China.  In 2000, Mr. Samuels founded LearningElements, Inc., an early elementary education company, developed innovative, verbally interactive educational software, curriculum supplements, and teacher professional development programs and served as chief executive officer for the company until its acquisition by Plato Learning, Inc. (Nasdaq: TUTR) in 2002.  Mr. Samuels received an A.B. degree in Psychology from Washington University in 1992 and received a J.D. from the University of Miami in 1995.

Prior to joining the Company, Mitchell A. Metzman, 46, was a private investor, primarily focusing on small and micro cap public companies both domestically and in emerging countries in Asia. From June 1991 through July 2000, Mr. Metzman served as a research analyst and institutional trader for Newby & Company, Inc., a regional brokerage firm in Rockville, MD specialized in both value and growth companies. Mr. Metzman received a B.S. degree in Accounting from the Robert H. Smith School of Business, University of Maryland in 1986. He received his CPA in the state of Maryland in 1990.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2010	ISRAEL GROWTH PARTNERS ACQUISITION CORP.

	By:	/s/ Craig Samuels
Craig Samuels
President and Chief Executive Officer